THE ADVISORS’ INNER CIRCLE FUND II

(the “Trust”)

Vontobel Global Equity Fund

Vontobel U.S. Equity Fund

(each a “Fund” and together, the “Funds”)

Supplement dated October 1, 2026 to the Funds’ Prospectus (the “Prospectus”), Summary Prospectus (the “Summary Prospectus”) and Statement of Additional Information (“SAI”), each dated May 1, 2026.

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus and SAI, and should be read in conjunction with the Prospectus, Summary Prospectus and SAI.

The Board of Trustees of the Trust, at the recommendation of Vontobel Asset Management, Inc. (the “Adviser”), the investment adviser to the Funds, has approved a plan of liquidation providing for the liquidation of each Fund’s assets and the distribution of the net proceeds pro rata to the Fund’s shareholders. In connection therewith, the Funds are closed to investments from new and existing shareholders effective immediately. The Funds are expected to cease operations and liquidate on or about October 30, 2026 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Prior to the Liquidation Date, shareholders may redeem (sell) their shares in the manner described in the “Purchasing, Selling and Exchanging Fund Shares – How to Sell Your Fund Shares” section of the Prospectus. For those Fund shareholders that do not redeem (sell) their shares prior to the Liquidation Date, each Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the applicable Fund as of the Liquidation Date.

In anticipation of the liquidation of the Funds, the Adviser may manage each Fund in a manner intended to facilitate the Fund’s orderly liquidation, such as by holding cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event for shareholders investing through taxable accounts. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of each Fund on the Liquidation Date will reflect costs of liquidating the Funds. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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